EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
EARNINGS (LOSS) PER SHARE [Abstract]
EARNINGS (LOSS) PER SHARE
16.	EARNINGS (LOSS) PER SHARE

The following table sets forth the calculation of basic and diluted earnings (loss) per common share using the two-class method, in which dividends attributable to SARs, if any, are deducted from net income (loss) in determining net income (loss) attributable to common shareholders (dollars in thousands, except per share data):

	Years ended
	2020	2019	2018
Numerator
Net income (loss) attributable to common shareholders	$(67,425)	$225,877	$85,723
Denominator
Weighted average shares outstanding-Basic	30,551,873	31,607,781	29,744,083
Dilutive common equivalent shares:
SARs	—	107,688	39,821
Weighted average shares outstanding-Diluted	30,551,873	31,715,469	29,783,904
Earnings (loss) per share:
Basic
Distributed earnings	$—	$—	$—
Undistributed income (loss)	$(2.21)	$7.15	$2.88
Basic earnings (loss) per share	$(2.21)	$7.15	$2.88
Diluted
Distributed earnings	$—	$—	$—
Undistributed income (loss)	$(2.21)	$7.12	$2.88
Diluted earnings (loss) per share	$(2.21)	$7.12	$2.88

Basic earnings (loss) per share is calculated by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) available to common shareholders by the sum of the weighted average number of common shares outstanding and the potential number of dilutive common shares outstanding during the period, excluding the effect of any anti-dilutive securities.

SARs granted by the Company that contain non-forfeitable rights to receive dividend equivalents are deemed participating securities (see Note 14). Net income (loss) available to common shareholders is determined by reducing the Company’s net income (loss) for the period by dividend equivalents paid on vested SARs during the period.